                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement
[  ]    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           ENZON PHARMACEUTICALS, INC.

                (Name of Registrant as Specified In Its Charter)
                               KENNETH J. ZUERBLIS
                   (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

................................................................................

         (2)      Aggregate number of securities to which transaction applies:

................................................................................

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

................................................................................

         (4)      Proposed maximum aggregate value of transaction:

................................................................................

         (5)      Total fee paid.

................................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

................................................................................

         2)       Form, Schedule or Registration Statement No.:

................................................................................

         3)       Filing Party:

................................................................................

         4)       Date Filed:

................................................................................

                                  [ENZON LOGO]


                                685 Route 202/206
                          Bridgewater, New Jersey 08807
                                 (908) 541-8600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 2, 2003

         To our Stockholders:

         You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Enzon Pharmaceuticals, Inc., a Delaware corporation ("Enzon" or the "Company") will be held at the Embassy Suites Hotel, 121 Centennial Avenue, Piscataway, New Jersey on Tuesday, December 2, 2003 at 10:00 a.m. local time, for the following purposes:

         1. To elect two Class II directors, each for a term of three years in accordance with the Company's Certificate of Incorporation and By-Laws (Proposal No. 1);

         2. To approve amendments to the Company's 2001 Incentive Stock Plan to increase the number of shares of Common Stock available for issuance under the 2001 Incentive Stock Plan from 2,000,000 to 6,000,000, and to limit the maximum number of shares of restricted stock and restricted stock units that may be granted under the 2001 Incentive Stock Plan to 50% of the total number of shares available for issuance under the 2001 Incentive Stock Plan (Proposal No. 2);

         3. To ratify the selection of KPMG LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2004 (Proposal No. 3); and

         4. To transact such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on October 24, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

         We hope that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                       By order of the Board of Directors,

                                       /s/ Kenneth J. Zuerblis
                                       --------------------------
                                       Kenneth J. Zuerblis
                                       Corporate Secretary





         Bridgewater, New Jersey
         October 28, 2003

                                  [ENZON LOGO]

                             ----------------------


                                PROXY STATEMENT

                             ----------------------

         This Proxy Statement is furnished to stockholders of record of Enzon Pharmaceuticals, Inc. ("Enzon" or the "Company") as of October 24, 2003, in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, December 2, 2003 and at any adjournment thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder any time before it is voted. For more information concerning the procedure for revoking the proxy, see "General." This Proxy Statement was first mailed to stockholders of the Company on or about November 3, 2003, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003. The principal executive offices of the Company are located at 685 Route 202/206 Bridgewater, New Jersey 08807, telephone (908) 541-8600.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only holders of the Company's common stock, par value $.01 per share (the "Common Stock" or "Common Shares") outstanding at the close of business on October 24, 2003 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, there were 43,520,896 Common Shares outstanding and entitled to vote at the meeting . Each Common Share is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

         To be elected, a director must receive a plurality of the votes of the Common Shares, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of at least a majority of the Common Shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is necessary for approval of Proposal No. 2 and No. 3. A quorum is representation in person or by proxy at the Annual Meeting of at least one-third of the Common Shares outstanding as of the Record Date.

         Pursuant to the Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Proxy cards which are voted by marking "Withheld" or "Abstain" on a particular matter are counted as present for quorum purposes and for purposes of determining the outcome of such matter, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes cast "Against" a particular matter. If a validly executed proxy card is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "For" a particular matter, they will have the same effect as negative votes or votes cast "Against" such proposals.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         Pursuant to the provisions of the Company's Certificate of Incorporation and By-laws, the Board of Directors is comprised of three classes of directors, designated Class I, Class II and Class III. One class of directors is elected each year to hold office for a three-year term and until successors of such directors are duly elected and qualified. Two Class II directors will be elected at this year's Annual Meeting to serve until the 2006 Annual Meeting. The nominees for election to the office of director, and certain information with respect to their backgrounds and the backgrounds of non-nominee directors, are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein as Class II directors. Each of the nominees named herein presently serves as a director of the Company. In the event any of the nominees named herein is unable to serve as a director, discretionary authority is reserved to the Board of Directors to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected.

                Nominees for Election to the Office of Director
                           at the 2003 Annual Meeting


                   Nominee                   Age      Director Since              Position with the Company
      ---------------------------------    -------    --------------      ---------------------------------------

      Dr. David W. Golde (2)(5)              63           1998              Director

      Robert L. Parkinson Jr. (1)            52           2002              Director


                   Non-Nominee Directors Continuing to Serve
            in the Office of Director after the 2003 Annual Meeting


                   Nominee                   Age      Director Since        Position with the Company
      ---------------------------------    -------    --------------       ------------------------------------
      David S. Barlow (1)(2)(3)(6)           46           1999              Director

      Rolf A. Classon (1)(3)(6)              58           1997              Director

      Dr. Rosina B. Dixon (1)(2)(5)(7)       60           1994              Director

      Arthur J. Higgins (4)(7)               47           2001              President and Chief Executive Officer,
                                                                            Chairman of the Board
      Robert LeBuhn (3)(4)(5) (6)            71           1994              Director



(1)  Member of the Compensation Committee
(2)  Member of Scientific Advisory Committee
(3)  Member of the Finance and Audit Committee
(4)  Member of the Executive Committee
(5)  Member of Corporate Governance Committee
(6)  Class III director serving until the 2004 Annual Meeting
(7)  Class I director serving until the 2005 Annual Meeting

BUSINESS EXPERIENCE OF DIRECTORS


Class II Director Nominees for Election at the 2003 Annual Meeting

         Dr. David W. Golde, has served as a director of the Company since March 1998. Dr. Golde is currently a Professor of Medicine at Cornell University Medical College, a Professor of Molecular Pharmacology and Therapeutics at Cornell University Graduate School of Medical Sciences, a tenured member of Sloan Kettering Institute and attending physician at Memorial Hospital, at the Memorial Sloan-Kettering Cancer Center. From 1996 to 2002, Dr. Golde was Physician-In-Chief at Memorial Sloan-Kettering Cancer Center. From 1991 to 1996, Dr. Golde served as Head of the Division of Hematologic Oncology at Memorial Sloan-Kettering Cancer Center. Prior to 1991, Dr. Golde was a professor of medicine and Chief of the Division of Hematology and Oncology at UCLA, Director of the UCLA AIDS Center and Director of the UCLA Clinical Research Center. Dr. Golde serves on the Board of Directors of Viasys, Inc.

         Robert L. Parkinson, Jr., has served as a director of the Company since February 2002. In August 2002 Mr. Parkinson was appointed as the Dean of Loyola University Chicago's School of Business Administration and its Graduate School of Business. Mr. Parkinson worked at Abbott Laboratories from 1976 until 2001. From 1999-2001, Mr. Parkinson served as President and Chief Operating Officer of Abbott Laboratories. He was elected Executive Vice President in 1998, responsible for overseeing Abbott's international operations for pharmaceutical, hospital and nutritional products as well as the U.S.-based Ross laboratories division. From 1995-1998, Mr. Parkinson served as president of international operations and from 1993-1995, he served as president of chemical and agricultural products. Mr. Parkinson was named vice president of European operations in 1990 and had previously served as vice president of marketing and sales, hospital products. Mr. Parkinson is currently Chairman of the Board of GeneProt Inc. and serves on the Board of Directors of Northwestern Memorial Hospital.

         The Board of Directors recommends a vote FOR Dr. Golde and Mr. Parkinson as Class II Directors (Proposal No. 1 on the Proxy Card).

Non-Nominee Class III Directors serving until the 2004 Annual Meeting

         David S. Barlow, has served as a director of the Company since June 1999. Since March 2000 Mr. Barlow has served as Chairman of Molecular Insight Pharmaceuticals, Inc. and as Chief Executive Officer since December 2002. Mr. Barlow has also served as President of Black Diamond Capital, a private investment company, since October 1999. From 1995 to September 1999, Mr. Barlow was President of Pharmaceuticals at Sepracor, Inc. From 1993 to 1995, Mr. Barlow served as the General Manager of Pharmaceuticals at Sepracor, Inc. Prior to 1993, Mr. Barlow held several senior level positions at Rhone-Poulenc Rorer, Inc., including Vice President, World Wide Marketing and Business Development at Armor Pharmaceutical Company, a subsidiary of Rhone-Poulenc Rorer, Inc. Mr. Barlow serves on the Board of Directors of Pan Pacific Pharmaceuticals, Inc., Biostream, Inc., Red Bird LLC and New River Pharmaceuticals. He also serves on the Board of Trustees of Bates College, McLean Hospital and Newton Country Day School.

         Rolf A. Classon, has served as a director of the Company since January 1997. Since October 2002 Mr. Classon has served as Chief Executive Officer of Bayer Healthcare. From 1995 to 2002 Mr. Classon served as President of Bayer Diagnostics. From 1991 to 1995, Mr. Classon was an Executive Vice President in charge of Bayer Diagnostics' Worldwide Marketing, Sales and Service operations. From 1990 to 1991, Mr. Classon was President and Chief Operating Officer of Pharmacia Biosystems A.B. Prior to 1991, Mr. Classon served as President of Pharmacia Development Company Inc. and Pharmacia A.B.'s Hospital Products Division.

         Robert LeBuhn, has served as a director of the Company since August 1994. Mr. LeBuhn is a private investor and is a director of Cambrex Corporation. He is a Trustee and Chairman of the Geraldine R. Dodge Foundation, a Trustee of All Kinds of Minds, a Trustee of Executive Service Corp., and a trustee of the Aspen Music Festival and School and President of its National Council.

Non-Nominee Class I Directors Serving Until the 2005 Annual Meeting

         Arthur J. Higgins, has served as the Company's President, Chief Executive Officer and a director of the Company since May 31, 2001, and Chairman of the Board since December 3, 2001. Prior to joining the Company, Mr. Higgins had been with Abbott Laboratories for 14 years and most recently served as Senior Vice President of Pharmaceutical Operations since 1998. He also held various other positions at Abbott Laboratories, including Vice President of Pacific, Asia and Africa Operations and Vice President of International Business Development. Previously, Mr. Higgins worked for Bristol-Myers and Sandoz in the U.K. Mr. Higgins graduated from Strathclyde University, Scotland and holds a B.S. degree in biochemistry.

         Dr. Rosina B. Dixon, has served as a director of the Company since August 1994. Dr. Dixon has been self-employed as a consultant to the pharmaceutical industry since 1987. Prior to such time she held senior positions at Ciba-Geigy Pharmaceuticals, a division of Ciba-Geigy Corporation, and Schering-Plough Corporation. She received her M.D. from Columbia University, College of Physicians and Surgeons and is certified by the National Board of Medical Examiners and the American Board of Internal Medicine. She is a member of the American College of Clinical Pharmacology, American Society for Clinical Pharmacology and Therapeutics, and the National Association of Corporate Directors and currently serves as a director of Church & Dwight Co., Inc. and Cambrex Corporation.

                             DIRECTORS' COMPENSATION

Directors' Cash Compensation

         In September 2002, the Compensation Committee of the Board of Directors (the "Compensation Committee") determined to issue the non-executive, independent directors serving on the Company's Board of Directors (the "Independent Directors") Common Stock pursuant to the Company's 2001 Incentive Stock Plan which was approved by the Company's stockholders in December 2001 (the "2001 Incentive Stock Plan").

         Pursuant to the Compensation Committee's resolutions, the Independent Directors receive compensation in the form of quarterly grants of common stock equivalent to (1) $2,500 per quarter; (2) $500 per Board of Director's meeting attended and (3) $500 for committee meetings attended by the Independent Directors which are held on a day when no Board of Directors meeting is held. The number of shares issued is based on the fair market value of Common Stock on the last trading day of the applicable quarter. The Independent Directors are entitled to elect to receive up to 50% of the fees payable in cash with the remainder of the fee to be paid in Common Stock.

         The foregoing grants of shares to Independent Directors under the 2001 Incentive Stock Plan shall continue until such time as such grants are modified or terminated by the Compensation Committee or the Board of Directors.

         Employee directors receive no compensation for their service on our Board of Directors.

         The Independent Directors earn their fees on a calendar year basis, however we record their total compensation on fiscal year basis. For further information regarding Independent Directors' compensation, please see "Directors Fees" below. During the fiscal year ended June 30, 2003 the Company paid the following fees earned during the year ended December 31, 2002 in the form of cash and stock based on each of the director's elections:

                                                                              Value
                                        Total              Cash             of Stock         # Shares
              Board Member           Compensation      Compensation       Compensation        Issued
              -----------          ---------------    --------------     ---------------    ---------
        David Barlow                   $14,000             $7,000             $7,000            323
        Rolf Classon                    16,000                  -             16,000            743
        Rosina Dixon                    15,000              7,500              7,500            342
        David Golde                     13,500              6,750              6,750            303
        Robert LeBuhn                   15,500              7,750              7,750            355
        Robert Parkinson, Jr.           11,944              5,972              5,972            300
        Randy Thurman                    5,500                  -              5,500            171
                                   ---------------    --------------     ---------------    ---------

        Totals                         $91,444            $34,972            $56,472          2,537
                                   ===============    ==============     ===============    =========

Directors' Stock Options

         In September 2002, the Compensation Committee determined that the Independent Directors will receive annual stock option grants under the Company's 2001 Incentive Stock Plan. Pursuant to the Compensation Committee's resolutions, each of the Independent Directors automatically receives an option to purchase 5,000 shares of Common Stock annually on or about January 2nd (the "Regular Grant"). Newly elected directors also receive an option to purchase 10,000 shares of Common Stock (the "Initial Election Grant") on the date of each Independent Director's initial election to the Board. In addition, each newly-elected Independent Director automatically receives an option to purchase such Independent Director's pro rata share of the Regular Grant for the year in which such Independent Director was initially elected to the Board, which equals the product of 416 multiplied by the number of whole months remaining in the year until the next Regular Grant (the "Pro Rata Grant").

         The options granted as a Regular Grant vest and become exercisable on the January 1st following the date of grant. The options granted pursuant to a Pro Rata Grant vest and become exercisable on the January 1st following such Independent Director's initial election to the Board. The options granted pursuant to an Initial Election Grant vest and become exercisable as to 5,000 shares one year after the date of grant; and as to 5,000 shares two years after the date of grant. The per share exercise price of options granted to the Independent Directors is equal to the fair market value of the Common Stock on the date of grant.

Directors Fees

         The Independent Directors are paid their fees on a calendar year basis, however we record their total compensation on fiscal year basis. During the fiscal year ended June 30, 2003 the Company recorded an aggregate of $104,500 in Independent Directors Fees, a summary of which follows:

                                              Value of
                                           Consideration
                                          -----------------

        David S. Barlow                        $16,500
        Rolf A. Classon                         19,500
        Rosina B. Dixon                         17,500
        David W. Golde                          16,000
        Robert LeBuhn                           18,000
        Robert L. Parkinson                     17,000

Section 16(a) Beneficial Ownership Reporting Compliance

         Ownership of and transactions in the Company's Common Stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. Based solely on the Company's review of such reports and written representations from certain reporting persons, during the fiscal year ended June 30, 2003 all such reports were filed in a timely manner.

Directors' Stock Ownership Program

         In October 2000, the Board of Directors implemented a director's stock ownership program which requires each of the directors to own beneficially, outstanding Common Stock of the Company with a market value of at least $100,000 within two years after the director first joins the Company's Board of Directors. The determination of whether the shares owned beneficially by a director meet the $100,000 minimum market value requirement will be based on the highest average trading price of the Common Stock over any consecutive twenty trading days during the two year period after the director first joins the Company's Board of Directors or the price paid for the Common Stock by the director. Shares of Common Stock underlying outstanding options will not be counted towards satisfaction of this requirement. The Board of Directors may waive this requirement under certain circumstances. All of the Company's current directors meet this requirement.

               INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS
                           AND COMMITTEES OF THE BOARD


         Eleven meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 2003. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors, of which such director was a member, held during the fiscal year.

         As of June 30, 2003, the standing committees of the Company's Board of Directors were the Finance and Audit Committee, the Compensation Committee, the Executive Committee, the Scientific Advisory Committee and the Corporate Governance Committee.

         As of June 30, 2003, the Finance and Audit Committee was comprised of Robert LeBuhn, chairman, Rolf A. Classon and David S. Barlow. The primary purpose of the Finance and Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In furtherance of such purpose, the Finance and Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors as well as the approval, in advance, of all services provided by the independent auditors, whether audit services or non-audit services. In addition, the Finance and Audit Committee shall assist with: (a) the overview of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, (c) the annual independent audit of the Company's financial statements, and (d) the Company's legal compliance and ethics programs, as established by management and the Board of Directors. The Finance and Audit Committee adopted a written charter during fiscal 2000 and amended such charter in September 2002. The Finance and Audit Committee held five meetings during the fiscal year ended June 30, 2003.

         As of June 30, 2003, the Compensation Committee was comprised of Rolf
A. Classon, chairman, Dr. Rosina B. Dixon, David S. Barlow, and Robert L. Parkinson, who joined the Compensation Committee in September 2002. The primary functions of the Compensation Committee are to administer the Company's Non-Qualified Stock Option Plan and 2001 Incentive Stock Plan, determine the compensation of the Company's officers and senior management, and review compensation policy. There were five meetings of the Compensation Committee during the fiscal year ended June 30, 2003.

         The Scientific Advisory Committee is comprised of Dr. David W. Golde, chairman, Dr. Rosina B. Dixon and David S. Barlow. This committee provides scientific input to the Board of Directors and serves as the liaison between the Company's senior research and development management and the Board of Directors. There were no meetings of the Scientific Advisory Committee during the fiscal year ended June 30, 2003.

         The Corporate Governance Committee is comprised of Dr. Rosina B. Dixon, chairperson, Dr. David W. Golde and Robert LeBuhn. This committee reviews and sets corporate governance policy and will be responsible for director and senior management succession planning. There were no meetings of the Corporate Governance Committee during the fiscal year ended June 30, 2003.

         Given the relatively small size of the Company's current Board of Directors, the Company determined that efficiencies were not being realized from meetings of the Executive Committee and therefore suspended regular meetings of the Executive Committee in September 1994. There were no meetings of the Executive Committee during the fiscal year ended June 30, 2003.

         The Company has not yet established a policy with respect to the consideration of stockholder nominees to the Board of Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

         During the fiscal year ended June 30, 2003, the members of the Board of Directors serving on the Compensation Committee of the Board of Directors were Rolf A. Classon, chairman, Dr. Rosina B. Dixon, David S. Barlow and Robert L. Parkinson, none of whom are or have ever been employees of the Company. During the fiscal year ended June 30, 2003, no executive officer of the Company served on the compensation committee or board of directors of any other entity which had an executive officer who also served on the Compensation Committee or Board of Directors of the Company.

                    FINANCE AND AUDIT COMMITTEE INDEPENDENCE

         During the fiscal year ended June 30, 2003, the members of the Board of Directors serving on the Finance and Audit Committee of the Board of Directors were Robert LeBuhn, David S. Barlow and Rolf A. Classon, all of whom are considered "independent directors" as defined by Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         Set forth below is certain information regarding the executive officers of the Company who do not serve on the Board of Directors.

         Dr. Ulrich Grau, 54, has served as the Company's Chief Scientific Officer since March 2002. From January 2000 to March 2001 Dr. Grau served as President of Research and Development at BASF Pharma. From January 1999 to July 1999 Dr. Grau served as Senior Vice President and R&D integration officer at Aventis Pharmaceuticals. From November 1997 to January 1999 Dr. Grau served as Senior Vice President Global Product Realization at Hoechst Marion Roussel.

         Kenneth J. Zuerblis, 44, has served as the Company's Chief Financial Officer since January 1996 and as Vice President, Finance since April 1994. During May 2000, Mr. Zuerblis was appointed Secretary of the Company. From July 1991 to April 1994, Mr. Zuerblis served as the Company's Controller. From January 1982 to July 1991, Mr. Zuerblis was employed by KPMG LLP in various positions, the last being senior manager. He became a certified public accountant in 1985.

                           SUMMARY COMPENSATION TABLE


         The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended June 30, 2003, 2002 and 2001 with respect to the Company's Chief Executive Officer and the other executive officers serving during the fiscal year ended June 30, 2003 (the "Named Executive Officers"):

                                                                                       Long-Term
                                                                                     Compensation
                                             Annual Compensation                        Awards
                            -------------------------------------------------  -------------------------
                                                                               Restricted
                                                                                 Stock        Securities
         Name and                                           Other Annual         Awards       Underlying     All Other
    Principal Position       Year    Salary($)  Bonus($)   Compensation($)(1)    ($)(2)       Options(#)  Compensation($)(3)
------------------------    -----    ---------  --------   ------------------  ----------    -----------  ------------------
Arthur J. Higgins            2003    $518,462   $432,000         --            $3,560,000       200,000        $6,000
 President, Chief Executive  2002     500,000    750,000        $190,446(4)       --            800,000         5,500
 Officer and Chairman        2001      23,077     --                            1,562,500(5)    400,000           --

Ulrich Grau                  2003     400,000  185,000          --                --             50,000         8,019
 Chief Scientific Officer    2002     101,538   50,000          --                --            150,000           --

Kenneth J. Zuerblis          2003     303,235  147,000          --                --             50,000         6,776
 Vice President, Finance,    2002     280,615  136,000          --                --              --            5,280
 Chief Financial Officer     2001     238,500   90,000          --                --            100,000         6,578
 and Corporate Secretary



(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed the lesser of $50,000 or 10% of the Named Executive Officer's total annual salary and bonus.
(2) As of June 30, 2003, Mr Higgins held 225,000 shares of restricted Common Stock, the aggregate value of which on such date was $2,823,750.
(3) Consists of annual Company contributions to a 401(k) plan.
(4) Compensation related to Mr. Higgins' temporary living expenses and amounts reimbursed during the fiscal year for the payment of taxes relating to the payment of such temporary living expenses by the Company on behalf of Mr. Higgins.
(5) Mr. Higgins was issued 25,000 shares of restricted Common Stock on June 29, 2001, which will vest as to 5,000 shares per year commencing May 31, 2002, provided that Mr. Higgins is employed by the Company on each such vesting date.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options under the Company's stock option plans to the Named Executive Officers during the fiscal year ended June 30, 2003:

                                             Individual Grants
                           ----------------------------------------------------
                                           % of Total                                Potential Realizable Value at
                             Number of      Options                                 Assumed Annual Rates of Stock
                            Securities     Granted to     Exercise                   Price Appreciation for Option
                            Underlying      Employees     or Base                             Term(2)
                             Options       in Fiscal      Price(1)    Expiration   --------------------------------
            Name             Granted         Year         ($/Share)     Date        0%($)      5%($)        10%($)
            ----            ----------      ------       ---------   ---------     ------  ----------   -----------
     Arthur J. Higgins       200,000(3)     17.66%         $17.80     12/3/2012       0    $2,238,865   $5,673,723
     Ulrich Grau             50,000(4)      4.41%          $23.66     8/13/2012       0       743,985   $1,895,397
     Kenneth J. Zuerblis     50,000(5)      4.41%          $22.05      7/1/2012       0       693,356   $1,757,101



      (1) All options were granted at an exercise price that equaled or exceeded the fair market value of the Common Stock on the date of grant, as determined by the last sale price as reported on the Nasdaq National Market.

      (2) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted. The 0% appreciation column is included because the options were granted with exercise prices which equaled or exceeded the market price of the underlying Common Stock on the date of grant, and thus will have no value unless the Company's stock price increases above the exercise prices.
      (3) In December 2002, Mr. Higgins was granted an option to purchase 200,000 shares of the Company's Common Stock for an exercise price of $17.80 per share. These options will vest on December 3, 2003.
      (4) In August 2002, Dr. Grau was granted an option to purchase 50,000 shares of the Company's Common Stock for an exercise price of $23.66 per share. These options vest over a four year period at a rate of 12,500 shares per year. The vesting and exercisability of such shares will accelerate if (i) Dr. Grau's employment is terminated without "cause" (as defined in Dr. Grau's employment agreement) in connection with a "change in control" (as defined in Dr. Grau's employment agreement), or (ii) Dr. Grau terminates his employment for "good reason" (as defined in Dr. Grau's employment agreement) in connection with a change in control.
      (5) In July 2002, Mr. Zuerblis was granted an option to purchase 50,000 shares of the Company's Common Stock for an exercise price of $22.05 per share. These options vest over a five year period at a rate of 10,000 shares per year. The vesting and exercisability of such shares will accelerate if (i) Mr. Zuerblis' employment is terminated without "cause" (as defined in Mr. Zuerblis' change in control agreement) in connection with a "change in control" (as defined in Mr. Zuerblis' change in control agreement), or (ii) Mr. Zuerblis terminates his employment for "good reason" (as defined in Mr. Zuerblis' change in control agreement) in connection with a change in control.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth the information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended June 30, 2003 and unexercised options held as of June 30, 2003.

                                                            Number of Securities           Value of Unexercised
                             Shares                        Underlying Unexercised          In-the-Money Options
                            Acquired                       Options at FY-End (#)              at FY-End ($)(1)
                               On          Value        ----------------------------     --------------------------
          Name             Exercise(#)   Realized($)    Exercisable    Unexercisable     Exercisable  Unexercisable
------------------------  ------------   ---------      -----------    -------------     -----------  -------------
Arthur J. Higgins             --           --            500,000         900,000             --            --

Ulrich Grau                   --           --             20,000         180,000             --            --

Kenneth J. Zuerblis           --           --            107,750         134,250          $456,250         --


(1) Based upon a market value of $12.55 as determined by the last sale price as reported on the Nasdaq National Market on June 30, 2003. If the exercise price is equal to or greater than such last sale price, the option is deemed to have no value.

                      EMPLOYMENT AND TERMINATION AGREEMENTS

         The Company has entered into an employment agreement with its President and Chief Executive Officer, Arthur J. Higgins. Under the employment agreement Mr. Higgins received an initial base salary of $500,000 per year and has participated in Enzon's bonus plan for management commencing with the fiscal year ending June 30, 2002. The employment agreement may be terminated by either party with twelve months written notice, but not before May 31, 2005. Under the terms of Mr. Higgins' employment agreement, he is entitled to a bonus of between 0 and 200% of his base salary with a target of 100% of his base salary. Under the terms of the agreement, Mr. Higgins was guaranteed a minimum cash bonus in the amount of $750,000 for the fiscal year ended June 30, 2002.

         On May 31, 2001 pursuant to the employment agreement, Mr. Higgins was granted an option under Enzon's Non-Qualified Plan, to purchase 400,000 shares of Enzon's Common Stock at the per share exercise price of $70.00, the last reported sale price of a share of the Company's Common Stock on the date of grant. The option vested as to 200,000 shares on May 31, 2001; however, the option did not become exercisable as to these shares until November 30, 2001. The remaining shares vest and become exercisable as to 50,000 shares on each of the first, second, third and fourth anniversaries of the date of grant.

         Pursuant to the employment agreement, Mr. Higgins was granted an additional option to purchase 400,000 shares of Enzon's Common Stock at the per share exercise price of $57.67, the last reported sale price of a share of Common Stock on December 3, 2001, the date the Board of Directors elected to have him begin serving as Chairman of the Board of Directors. Such option will vest and become exercisable as to 100,000 shares on the first, second, third and fourth anniversaries of such date. Notwithstanding the foregoing, all unvested options granted to Mr. Higgins pursuant to his employment agreement shall immediately vest and become exercisable if (i) the last reported sale price of a share of Enzon's Common Stock is at least $100.00 as reported on the Nasdaq National Market for at least twenty consecutive trading days, provided that, Mr. Higgins is then employed by Enzon on a full-time basis as its President and Chief Executive Officer, (ii) Mr. Higgins' employment is terminated without "cause" (as defined in Mr. Higgins' employment agreement) in connection with a "change in control" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins terminates his employment for "good reason" (as defined in Mr. Higgins' employment agreement) in connection with a change in control.

         Pursuant to the employment agreement, Mr. Higgins also received 25,000 shares of restricted Common Stock, which shall vest as to 5,000 shares per year commencing on the first anniversary of the commencement of his employment (May 31, 2001). The shares of restricted Common Stock will vest immediately upon (i) the Company terminating Mr. Higgins' employment without cause, (ii) Mr. Higgins terminating his employment for good reason, or (iii) Mr. Higgins' death or "disability" (as defined in Mr. Higgins' employment agreement).

         In the event Mr. Higgins' employment is terminated by Enzon without cause or by Mr. Higgins for good reason, prior to May 31, 2004, Mr. Higgins will be entitled to: (i) cash payments equal to his base salary from the date of termination until May 31, 2005; (ii) a cash payment equal to the aggregate target bonus, which would have been payable to Mr. Higgins (based on his salary at the time of his termination) for each fiscal year until the fiscal year ending June 30, 2005; (iii) reimbursement for any medical and dental coverage available to Mr. Higgins and any family member for a period of up to eighteen months commencing on the date of termination; (iv) a cash payment equal to any unpaid base salary through the date of termination, (v) all shares of restricted Common Stock shall vest; and (vi) all options that have not vested at the time of termination will terminate; provided, however, a prorated portion of the tranche of unvested options that were scheduled to vest on the anniversary of the applicable grant date immediately following the date of such termination shall vest. In the event Mr. Higgins' employment is terminated by Enzon without cause or by Mr. Higgins for good reason subsequent to May 31, 2004, Mr. Higgins will be entitled to receive a cash payment equal to his annual base salary, his target bonus and the pro rata amount of the target bonus for the fiscal year in which he was terminated and items (iii), (iv), (v) and (vi) above will apply.

         Mr. Higgins' employment agreement also requires him to maintain the confidentiality of Enzon information and assign inventions developed during the term of the agreement and for a six-month period following termination of employment with Enzon. Mr. Higgins is precluded from competing with Enzon during the term of his employment agreement and for two years after his employment is terminated.

         The Company entered into a three year employment agreement with Dr. Ulrich Grau with an automatic renewal for an additional twenty-four months. This agreement provides for a base salary of $400,000 per year and participation in Enzon's bonus plan for management commencing with the fiscal year ended June 30, 2002. Dr. Grau was granted an option under Enzon's Non-Qualified Plan to purchase 150,000 shares of Enzon's Common Stock at a per share exercise price of $45.98. With regard to 100,000 shares subject to this option, this option vests and becomes exercisable as to 25,000 shares on the first, second, third and fourth anniversaries of the date of grant. The remaining 50,000 shares will vest on the fifth anniversary of the grant and shall immediately vest and become exercisable on the date of which the audited financial statements of the Company report net annual revenues of not less than fifty million dollars from the commercial sale of the product(s) used for organ rejection or autoimmune diseases pursuant to a royalty agreement between the Company and Vivo Healthcare, provided Dr. Grau is then employed by the Company on a full-time basis as Chief Scientific Officer.

         In the event Dr. Grau's employment is terminated by Enzon without cause or by Dr. Grau for good reason (as defined in Dr. Grau's employment agreement), Dr. Grau will be entitled to (i) cash payments equal to his annual base salary,
(ii) a cash payment equal to the target bonus which would be payable for the fiscal year which commences immediately following the date of termination, (iii) reimbursement for any medical and dental coverage available to Dr. Grau and any family member a period of up to eighteen months commencing on the date of termination, (iv) a cash payment equal to any unpaid base salary through the date of termination, (v) a cash payment equal to a pro rata amount of the target bonus for the fiscal year during which termination occurs, (vi) all options that have not vested at the time of termination will terminate, however, with respect to the option to purchase 100,000 shares, a prorated portion of the tranche of unvested options which were schedule to vest on the anniversary of the commencement date immediately following the date of such termination shall vest. The option to purchase 50,000 shares which becomes exercisable on the fifth anniversary date of the commencement date subject to acceleration upon the achievement of an annual net annual revenue milestone, as described above, shall vest as to a pro-rated portion of such shares as of the date of termination.

         Dr. Grau's employment agreement also requires him to maintain the confidentiality of Enzon information during the term of his agreement. Dr. Grau is precluded from competing with Enzon during the term of his employment agreement and for two years after his employment is terminated.

         The Company has an agreement with Mr. Zuerblis which provides for payment of three years of Mr. Zuerblis' compensation and benefits (as defined in such agreement) following a change in control of the Company (as defined in such agreement) including the provision for such payment in the event Mr. Zuerblis' employment with the Company is terminated under certain circumstances. Following such change in control, any unvested options, except for the 100,000 options granted to Mr. Zuerblis in July 2000 which are not subject to this agreement, held by Mr. Zuerblis would vest and become exercisable if his employment with the Company is terminated under certain circumstances or Mr. Zuerblis quits for good reason. The term of this agreement is for three years. Prior to a change in control of the Company, the agreement automatically renews on each successive anniversary for an additional three years, unless the Company gives Mr. Zuerblis 60 days notice prior to the anniversary date that it does not plan to renew such agreement.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 2003, the Compensation Committee of the Board of Directors consisted of four non-employee directors. The Compensation Committee determines all compensation paid or awarded to the Company's officers, including the Named Executive Officers in the Summary Compensation Table.

Compensation Philosophy

         The philosophy of the Company's compensation programs is to enhance the Company's performance and stockholder value by aligning the financial interests of the Company's senior managers with those of its stockholders, while keeping the overall compensation package competitive. The compensation package for officers includes a number of components. The package is designed to align individual compensation with the short-term and long-term performance of the Company and is based on the following principles:

         o Pay for achievement of business and strategic objectives, measured based upon the Company's financial and operating performance and individual strategic, management and development goals.

         o Pay competitively, with compensation set at levels that will attract and retain key employees. The Company regularly reviews compensation surveys of companies in the biopharmaceutical industry and sets compensation levels based on the results of these reviews.

         o Align compensation with interests of stockholders through equity.

         The compensation package for each of the Named Executive Officers as well as other officers who are members of the Company's executive staff consists of four elements: (1) base salary, (2) performance-based incentive, (3) stock incentive programs, and (4) various other benefits. More specific information on each of these elements follows.

Base Salary

         The Compensation Committee aims to set base salaries at levels that are competitive with those paid to senior executives with comparable qualifications, experience and responsibilities at other companies in the pharmaceutical and biotechnology industries, including those companies making up the Nasdaq Biotechnology Index line of the stock performance graph that appears in this proxy statement. The Compensation Committee believes that this is necessary to attract and retain the executive talent required to lead the Company, since the Company competes with a large number of companies in the biopharmaceutical industry, including large pharmaceutical companies, for executive talent. Salaries are reviewed annually and in connection with promotions. Industry, peer group and national survey results are considered in making salary determinations to align the Company's pay practices with other companies in the pharmaceutical and biotechnology industries. In addition to survey results, individual job performance is also considered in setting salaries. The Chief Executive Officer reviews members of the executive staff and makes recommendations to the Compensation Committee on salary, including salary increases, based on his judgment of the individual's performance. The Compensation Committee reviews these recommendations independently and approves, with any modifications it considers appropriate, the annual salary and salary increases.

Annual Incentive Compensation

         The Company maintains an incentive program that provides an opportunity for officers and employees to earn an incentive based upon the performance of both the Company and the individual (the "Performance Incentive Program"). The incentive potential is stated as a percentage of the officer's and employee's base salary and varies by position. Financial and individual performance goals are set at the start of the fiscal year and are based on business criteria specified in this program. Actual incentives are calculated at the end of the fiscal year based on goal performance. All executive staff had the same corporate goals. Other goals and weightings for each participant varied, depending on the participant's position and areas of responsibility and the participant's effect on the Company's performance.

Stock Incentive Programs

         The Compensation Committee believes that stock incentive programs such as stock options directly link the amounts earned by officers with the amount of appreciation realized by the Company's stockholders. Restricted stock and stock options also serve as a critical retention incentive. Stock incentive program have always been viewed as a major means to attract and retain highly qualified executives and key personnel and have always been a major component of the compensation package, consistent with practices throughout the pharmaceutical and biotechnology industries. The Company's stock incentive programs are structured to encourage key employees to continue in the employ of the Company and motivate performance that will meet the long-term expectations of stockholders. In determining the size of any option or restricted stock award, the Compensation Committee considers the individual's past performance and potential, the position held by the individual and the individual's annual base salary compensation.

         The Compensation Committee generally considers and makes option or restricted stock grants to officers and all other employees once a year. Options or restricted stock may also be granted at other times during the year in connection with promotions or for new hires. Option grants to executive staff members are made under the Stock Option Plans with the exercise price equal to the last reported sale price of the Company's Common Stock on the date of grant and expire up to ten years after the date of the grant. Vesting on most options and restricted stock grants occurs over a four to five year period, which is designed to encourage retention.

Other Benefits

         Executive staff members participate in various medical, dental, life, disability and benefit programs that are generally made available to all salaried employees.

CEO Compensation

         The base salary and bonus of the Chief Executive Officer is determined by the Compensation Committee in accordance with the Performance Incentive Program discussed above. The Committee has taken into consideration Mr. Higgins extensive prior experience as a senior executive in a major multinational pharmaceutical company and the compensation paid to chief executive officers with similar credentials as Mr. Higgins.

         Mr. Higgins is eligible for a bonus of between 0 and 200% of his base salary with a target of 100% of his base salary. The bonus paid to Mr. Higgins in 2003 represents approximately 80% of his base salary and was based on his successful transition of the company from a royalty based biopharmaceutical company to a fully integrated pharmaceutical company through the acquisition of the ABELCET product line and DEPOCYT, and the reacquisition of ONCASPAR. Mr. Higgins received an option to purchase 200,000 shares of Common Stock at an exercise price of $17.80 on December 3, 2002. This option will vest on December 3, 2003. Mr. Higgins was also issued 200,000 shares of restricted Common Stock on December 3, 2002. The grant was designed as a retention incentive to encourage Mr. Higgins' continued employment and tie his performance to increased long term stockholder value. 60,000 of the shares will vest on December 3, 2005, 60,000 shares will vest on December 3, 2006 and 80,000 shares will vest on December 3, 2007. The last reported sale price of Enzon's Common Stock on December 3, 2002 was $17.80 per share. The shares of restricted Common Stock will vest immediately upon (i) the Company terminating Mr. Higgins' employment without "cause" (as defined in Mr. Higgins' employment agreement), (ii) Mr. Higgins terminating his employment for "good reason" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins' death or "disability" (as defined in Mr. Higgins' employment agreement).

                           THE COMPENSATION COMMITTEE
                           Rolf A. Classon, Chairman
                           David S. Barlow
                           Dr. Rosina B. Dixon
                           Robert L. Parkinson, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company entered into an assignment agreement and a royalty agreement in October 2002 with Vivo Healthcare Corporation ("Vivo"). Dr. Grau is a 37.5% stockholder of Vivo. The material business terms of the assignment agreement and royalty agreement were negotiated prior to the time Dr. Grau joined the Company. Pursuant to the assignment agreement Vivo entered into with the Company, Vivo assigned to the Company its entire right, title and interest in, to and under all of the assets of Vivo used or useful in connection with the development of a polymerized version of mycophenolate ("p-MPA technology"). In consideration for the agreement the Company has agreed to pay Vivo a milestone payment of $750,000 when an IND for a product containing the P-MPA Technology is approved and royalties, if any, on sales of this product by the Company. The development of the product to the IND stage is at the sole discretion of the Company. Vivo and each of Vivo's stockholder's, including Dr. Grau, have agreed to not compete with the Company in marketing the p-MPA technology or products which include the p-MPA technology, either directly or indirectly, for a period up to five (5) years following the execution date of the assignment agreement. The Company is not obligated to develop, commercialize or otherwise exploit the p-MPA technology, provided that if the Company does not expend at least one million dollars ($1,000,000) on the development or commercialization of the p-MPA technology during the two (2) years following the execution date of the assignment agreement, (i) the five (5) year non-compete period shall be reduced to two (2) years following the execution date of the assignment agreement, and
(ii) Vivo shall have the right to cause the Company to reassign the p-MPA technology to Vivo. Pursuant to the royalty agreement with Vivo, the Company is required to pay Vivo a royalty percentage based on the aggregate net sales by the Company or its licensees of products which embody the p-MPA technology at the rate of (i) three percent (3%) up to the first $25 million of such net sales by the Company (or aggregate royalties the Company receives on such net sales by its licensees); (ii) two percent (2%) for the next $25 million of such net sales by the Company (or aggregate royalties the Company receives on such net sales by its licensees); (iii) one percent (1%) for the next $50 million of such net sales by the Company (or aggregate royalties the Company receives on such net sales by its licensees); and (iv) one-half of one percent (0.5%) of such net sales by the Company thereafter (or aggregate royalties the Company receives on such net sales by its licensees). If Vivo breaches any of its material obligations under the royalty agreement then the Company has the right to terminate such agreement upon thirty (30) days written notice to Vivo. The royalty agreement also terminates upon the reassignment of the p-MPA technology to Vivo pursuant to the assignment agreement. Subject to possible early terminations as described above, the royalty agreement will terminate the later of (i) ten (10) years after the execution of the royalty agreement or (ii) such time when the Company does not hold any valid and enforceable patents relating to the p-MPA technology.

                  REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

         The Company's Finance and Audit Committee consists of three independent members of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors adopted a written charter for the Finance and Audit Committee on June 7, 2000 and the Finance and Audit Committee reviewed and revised such charter on September 11, 2002.

         The primary purpose of the Finance and Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In furtherance of such purpose, the Finance and Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors as well as the approval, in advance, of all services provided by the independent auditors, whether audit services or non-audit services. In addition, the Finance and Audit Committee shall assist with: (a) the overview of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, (c) the annual independent audit of the Company's financial statements, and (d) the Company's legal compliance and ethics programs, as established by management and the Board of Directors.

         The Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2003 with management. Furthermore, the Finance and Audit Committee has discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by SAS 61. Also, the Finance and Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board Standard No. 1 and has discussed with KPMG such auditing firm's independence. Based on these reviews and discussions the Finance and Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, the last fiscal year for filing such annual report with the U.S. Securities and Exchange Commission.

                                          THE FINANCE AND AUDIT COMMITTEE
                                          Robert LeBuhn, Chairman
                                          David S. Barlow
                                          Rolf A. Classon

                      STOCKHOLDER RETURN PERFORMANCE GRAPH


         The graph below summarizes the total cumulative return experienced by the Company's stockholders from June 30, 1998 through June 30, 2003, compared to the Nasdaq National Market-US Index and the Company's Peer Group index, the Nasdaq Biotechnology Index. The changes for the periods shown in the graph and table below are based on the assumption that $100 had been invested in the Company's Common Stock and in each index below on June 30, 1998.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG ENZON PHARMACEUTICALS, INC., THE NASDAQ NATIONAL
                          MARKET INDEX AND PEER GROUPS


                                                           Cumulative Total Return
                                     --------- ---------- ----------- ---------- ----------- ------------
                                       6/98      6/99        6/00       6/01        6/02        6/03
                                       ----      ----        ----       ----        ----        ----
    ENZON PHARMACEUTICALS, INC.        100.00     324.51      666.67     980.39      394.04       196.86
    NASDAQ STOCK MARKET (U.S.)         100.00     143.67      212.43     115.46       78.65        87.33
    NASDAQ BIOTECHNOLOGY               100.00     175.94      455.23     392.39      214.11       291.91





                           [Graph showing total cumulative stockholder return from June 30,1998 to June 30, 2003 compared to Nasdaq Stock Market U.S. Index and Nasdaq Biotechnology Index.]

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of October 24, 2003 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each director, each executive officer named in the Summary Compensation Table and all executive officers and directors of the Company as a group:

                                                                              Percentage of
              Directors, Officers or                   Number of              Voting Stock
                5% Stockholders(1)                     Shares(2)             Outstanding(3)
             --------------------------                -----------            -------------
Arthur J. Higgins                                      1,038,083(4)               2.3%
Dr. Ulrich Grau                                           32,881(5)                 *
Rolf A. Classon                                           67,666(6)                 *
David S. Barlow                                           58,613(7)                 *
Dr. Rosina B. Dixon                                      154,150(8)                 *
Dr. David W. Golde                                       109,223(9)                 *
Robert LeBuhn                                             98,952(10)                *
Robert L. Parkinson, Jr.                                  18,633(11)                *
Kenneth J. Zuerblis                                      139,830(12)                *
Orbimed Advisors, Inc.                                 4,443,000(13)             10.2%
  767 Third Avenue
  New York, NY 10017
All Executive Officers and Directors                   1,718,031(14)              3.8%
  as a group (nine persons)

      * Less than one percent.

      (1) The address of all current executive officers and directors listed above is in the care of the Company.
      (2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, and the beneficial owner has sole voting and investment power, subject to community property laws where applicable.
      (3) Gives effect to 43,520,896 shares of Common Stock which were issued and outstanding as of October 24, 2003. Each share of Common Stock is entitled to one vote. The percentage of voting stock outstanding for each stockholder is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such stockholder as of October 24, 2003 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 24, 2003 plus (B) the number of shares of Common Stock issuable upon exercise of options held by such stockholder which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003.
      (4) Includes (i) 800,000 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003, (ii) 200,000 shares of restricted common stock which vest as to 60,000 shares on December 3, 2005, 60,000 shares on December 3, 2006, and 80,000 shares on December 3, 2007,
           (iii) 25,000 shares of restricted Common Stock which vest as to 5,000 shares per year commencing May 31, 2002 and (iv) 583 shares held through Mr. Higgins' 401K account.
      (5) Includes 32,500 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003 and 381 shares held through Dr. Grau's 401K account.
      (6) Includes 60,000 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003.
      (7) Includes 49,996 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003.
      (8) Includes 126,664 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003, 500 shares held by Dr. Dixon's husband and 100 shares held by Dr. Dixon's son. Dr. Dixon disclaims beneficial ownership as to shares held by her husband and son.

      (9) Includes 65,320 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003, 35,500 shares held by a trust for Dr. Golde's benefit, 2,600 shares held by a separate trust for Dr. Golde's daughter, 1,000 shares beneficially owned by Dr. Golde's wife and 4,200 shares owned by Dr. Golde's sons. Dr. Golde disclaims beneficial ownership as to shares held by his sons.
      (10) Includes 86,664 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003.
      (11) Includes 13,333 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003.
      (12) Includes 132,000 shares subject to options which were exercisable as of October 24, 2003 or which will become exercisable within 60 days after October 24, 2003, 600 shares owned by Mr. Zuerblis' IRA and 4,630 shares held through Mr. Zuerblis' 401k account.
      (13) Information concerning stock ownership was obtained from Schedule 13F filed with the Securities and Exchange Commission for the period ended June 30, 2003.
      (14) Includes all shares owned beneficially by the directors and executive officers named in the Summary Compensation Table.

                          PROPOSAL NO. 2 - APPROVAL OF
                   AMENDMENT TO THE 2001 INCENTIVE STOCK PLAN

General

         The Board believes that in order to attract and retain qualified executives, employees and board members it is essential to offer significant potential rewards based upon the Company's success through the issuance of stock options and restricted stock grants. The 2001 Incentive Stock Plan which was approved by our stockholders in December 2001 provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and directors providing services to Enzon and its subsidiaries as determined by the Board of Directors or by a committee of directors designated by the Board of Directors to administer the 2001 Incentive Stock Plan. The amendment to the Plan increasing the shares of Common Stock authorized for issuance presented herein to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 2,000,000 shares currently authorized for issuance under the 2001 Stock Incentive Plan shares and the 7,900,000 shares currently authorized for issuance under the Company's Non Qualified Stock Option Plan, at October 24, 2003, 369,622 shares in the aggregate remained available for future grants.

         Since December 2001, the number of persons eligible to participate under the 2001 Incentive Stock Plan has increased from 110 to 322 persons, creating a greater need for our stock options and restricted stock grants. The current shares available under the 2001 Incentive Stock Plan have declined to a point whereby we will soon not be able to offer future awards without additional shares. Therefore, an amendment to the 2001 Incentive Stock Plan proposed herein provides for the increase in the number of shares of common stock available thereunder by 4,000,000 to an aggregate of 6,000,000 shares. The second proposed amendment to the 2001 Incentive Stock Plan limits the maximum number of shares of restricted stock and restricted stock units that may be granted thereunder to 50% of the total number of shares available for issuance under the 2001 Incentive Stock Plan.

         The following summary of the 2001 Incentive Stock Plan, as it is proposed to be amended, is qualified in its entirety by reference to the full text of the 2001 Incentive Stock Plan, as it is proposed to be amended, which is attached to this Proxy Statement as Exhibit A.

         On December 17, 2002, Enzon filed a registration statement on Form S-8 covering the securities to be issued under the 2001 Incentive Stock Plan and if this Proposal No. 2 is approved by the stockholders, Enzon intends to file a Form S-8 covering the additional securities to be issued under the 2001 Incentive Stock Plan.


Summary of the 2001 Incentive Stock Plan

         Purpose. The purpose of the 2001 Incentive Stock Plan is to promote the interests of Enzon and its stockholders by aiding Enzon in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of Enzon, to offer such persons incentives to put forth maximum efforts for the success of Enzon's business and to afford such persons an opportunity to acquire a proprietary interest in Enzon. The Compensation Committee believes that stock based compensation directly links the amount earned by employees with the amount of appreciation realized by the Company's stockholders.

         Administration. The Compensation Committee has been designated by the Board of Directors to administer the 2001 Incentive Stock Plan. The Compensation Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2001 Incentive Stock Plan. Subject to the provisions of the 2001 Incentive Stock Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee will have full authority to interpret the 2001 Incentive Stock Plan and establish rules and regulations for the administration of the 2001 Incentive Stock Plan. The Compensation Committee may delegate to one or more directors or officers, or a committee of directors or officers, or the Board of Directors may exercise, the Compensation Committee's powers and duties under the 2001 Incentive Stock Plan.

         Eligibility. Any employee, officer, consultant, independent contractor or director providing services to Enzon and its subsidiaries will be eligible to be selected by the Compensation Committee to receive awards under the 2001 Incentive Stock Plan. As of October 24, 2003, there were approximately 322 persons who were eligible as a class to be selected by the Compensation Committee to receive awards under the 2001 Incentive Stock Plan.

         Number of Shares. As it is proposed to be amended, the 2001 Incentive Stock Plan would provide for the issuance of up to 6,000,000 shares of Common Stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase shares of Common Stock or other securities of Enzon to all holders of Common Stock pro rata whether as a dividend or otherwise or other similar changes in the corporate structure or stock of Enzon. Currently, the maximum number of shares available for issuance under the 2001 Incentive Stock Plan is 2,000,000. Shares of Common Stock subject to awards under the 2001 Incentive Stock Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards (other than Incentive Stock Options) under the 2001 Incentive Stock Plan. Shares of Common Stock used by a participant as full or partial payment to Enzon of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for awards under the 2001 Incentive Stock Plan. The shares of Common Stock issued under the 2001 Incentive Stock Plan may be authorized but unissued shares or shares acquired on the open market or otherwise. The last reported sale price of Enzon's Common Stock as reported by the Nasdaq National Market on October 24, 2003, was $10.86.

         No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Common Stock, of more than 1,000,000 shares in the aggregate in any calendar year.

         Types of Awards and Certain Terms and Conditions. The types of awards that may be granted under the 2001 Incentive Stock Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants, other stock-based awards and any combination thereof. The 2001 Incentive Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the 2001 Incentive Stock Plan, awards (other than Other Stock Grants, as defined in the 2001 Incentive Stock Plan) will not be transferable other than (1) to family members (as determined by the Compensation Committee), (2) by will or (3) by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted or a permitted assignee. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or required by law. Generally, the consideration to be received by Enzon for the grant of awards under the 2001 Incentive Stock Plan will be the participant's past, present or expected future contributions to Enzon.

         Stock Options. Incentive stock options meeting the requirements of
Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the 2001 Incentive Stock Plan. The Compensation Committee will determine the exercise price of any option granted under the 2001 Incentive Stock Plan, provided however that the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant. The term of the option will be determined by the Compensation Committee, but shall in no event exceed 10 years from the date on which such option was granted. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of Common Stock. The reload option would be for that number of shares surrendered or withheld.

         Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or other form of payment, as determined by the Compensation Committee.

         Restricted Stock and Restricted Stock Units. The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the 2001 Incentive Stock Plan will be evidenced by stock certificates, which will be held by Enzon, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units. As it is proposed to be amended, the maximum number of shares of restricted stock and restricted stock units that the Compensation Committee will be permitted to grant under the 2001 Incentive Stock Plan is 50% of the total number of shares available for issuance pursuant to all awards under the 2001 Incentive Stock Plan. Currently, there is no such limit on the portion of the awards under the 2001 Incentive Stock Plan that can be granted as shares of restricted stock or restricted stock units.

         Dividend Equivalents. The Compensation Committee may grant dividend equivalents under which a holder shall be entitled to receive payments, in cash, Common Stock, other securities or other property, equivalent to the amount of cash dividend paid by Enzon to holders of Common Stock with respect to a number of shares of Common Stock determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions of such dividend equivalents.

         Performance Awards. A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

         Other Stock Grants. The Compensation Committee may otherwise grant shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the 2001 Incentive Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock grant.

         Other Stock-Based Awards. The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the 2001 Incentive Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall be the fair market value of such shares or other securities as of the date such purchase right is granted.

         Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the 2001 Incentive Stock Plan ten years after the effective date of the 2001 Incentive Stock Plan. The 2001 Incentive Stock Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the 2001 Incentive Stock Plan at any time, except that prior stockholder approval will be required for any amendment to the 2001 Incentive Stock Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market or any securities exchange that are applicable to Enzon.

Federal Tax Consequences

         The following is a summary of the principal federal income tax consequences generally applicable to awards under the 2001 Incentive Stock Plan.

         Stock Options and Stock Appreciation Rights. The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Enzon will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and Enzon will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by Enzon. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to Enzon in connection with disposition of shares acquired under an option, except that Enzon may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

         Other Awards. With respect to other awards granted under the 2001 Incentive Stock Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award will recognize ordinary income at the time of receipt of such award, in an amount equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and Enzon will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income at the time the restrictions lapse equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and Enzon will be entitled at that time to a tax deduction for the same amount.

         Satisfaction of Tax Obligations. Under the 2001 Incentive Stock Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Enzon to satisfy federal and state tax obligations. In addition, pursuant to its general authority outside of the 2001 Incentive Stock Plan, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and Enzon will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

         Section 162(m) Requirements. The 2001 Incentive Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

         The following table provides additional information on the Company's equity-based compensation plans as of June 30, 2003 (in thousands except per share data):


                                                                                              Number of securities
                                                                    Weighted-average        remaining available for
                                      Number of securities         exercise price of         future issuance under
                                   to be issued upon exercise         outstanding          equity, compensation plans
                                    of outstanding options,        options, warrants         (excluding securities
          Plan Category               warrants and rights              and rights            reflected in column a)
                                               (a)                        (b)                          (c)
   ---------------------------    ---------------------------     -------------------     ---------------------------
   Equity compensation
   plans approved by security
   holders                                   3,938                       $35.02                      751

   Equity compensation
   plans not approved by
   security holders                              -                         -                           -
                                  ---------------------------     -------------------     ---------------------------
                       Total                 3,938                       $35.02                      751
                                  ===========================     ===================     ===========================


            2001 INCENTIVE STOCK PLAN BENEFITS GRANTED IN FISCAL 2003

         The following table contains information concerning the grant of stock options and restricted stock under the Company's 2001 Incentive Stock Plan to the persons and groups named below during the fiscal year ended June 30, 2003:

                                                        Number of Shares of
                                                    Restricted Stock and Shares
                   Name and Position                 Underlying Options Granted
                   ------------------                --------------------------
     Arthur J. Higgins, Chief Executive Officer              400,000
     Ulrich Grau, Chief Scientific Officer                    50,000
     Kenneth J. Zuerblis, Chief Financial Officer             50,000
     Executive Officers as a Group                           500,000
     Non-Employee Directors as a Group                        30,000
     All Employees Other than Executive Officers             608,975

         The Board of Directors recommends a vote FOR the amendments to the 2001 Incentive Stock Plan as proposed (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.


                     PROPOSAL NO. 3 RATIFICATION OF AUDITORS

         The Finance and Audit Committee of the Board of Directors, pursuant to authority granted by the Board of Directors, has approved the retention of KPMG LLP ("KPMG"), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2004. KPMG served as auditor of the consolidated financial statements of the Company for the fiscal years ended June 30, 2003, 2002, and 2001. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement should they desire to do so. Such representatives are also expected to be available to respond to questions.

Audit Fees

         The aggregate fees billed by KPMG in connection with its audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and its review of the financial statements included in the Company's Form 10-Qs during the fiscal year ended June 30, 2003 was $237,000.

Financial Information Systems Design and Implementation Fees

         KPMG did not render professional services related to financial information systems design and implementation for the fiscal year ended June 30, 2003.

All Other Fees

         KPMG billed the Company fees totaling $171,000 for all other services performed during the fiscal year ended June 30, 2003 which included professional services rendered in connection with accounting consultations and the audit of the Company's benefit plan, tax compliance and certain tax advisory services. The Finance and Audit Committee has considered whether the provision of all other services by KPMG is compatible with maintaining KPMG's independence and concluded that KPMG is "independent".

         The Board of Directors recommends a vote FOR ratification of the selection of KPMG, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2004 (Proposal No. 3 on the Proxy Card).

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003 accompanies this Proxy Statement.

                             STOCKHOLDERS' PROPOSALS

         In order for a stockholder to have a proposal included in the proxy statement for the 2004 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and be received in writing by the Company's Secretary on or before 5:00 P.M. Eastern Standard Time on July 6, 2004. Such a proposal will be considered at the 2004 annual stockholders' meeting.

         Pursuant to the advance notice requirements in Article II Section 2.15 of the Company's By-laws, to be considered at the 2004 annual stockholder meeting, a stockholder's proposal must be delivered to or mailed and received by the Secretary of the Company not later than one hundred twenty (120) days prior to such meeting. Therefore, in the event a stockholder does not meet the July 6, 2004 deadline under Rule 14a-8 under the Exchange Act, the stockholder can still give notice of a proposal to be presented at the 2004 annual stockholders' meeting until August 4, 2004, however, such proposal will not be included in the Company's proxy materials relating to such meeting. The Company's Bylaws further require the stockholder to provide to the Secretary of the Company, among other things, the name and address of the stockholder who intends to make the nominations or propose the business, the name and address of the person or persons to be nominated, a description of the business to be proposed and a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         Any proposal received after August 4, 2004 will be considered untimely within Rule 14a-4(c) under the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL


         The cost of soliciting proxies will be borne by the Company. In addition to mailing, proxies may be solicited by personal interview, telephone and telegraph and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

         Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named herein and FOR Proposal No. 2 and Proposal No. 3.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or her shares of Common Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Kenneth J. Zuerblis, at Enzon Pharmaceuticals, Inc., 685 Route 202/206, Bridgewater, New Jersey 08807.

         The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

         Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          By order of the Board of Directors,


                                          /s/ Kenneth J. Zuerblis
                                          --------------------------
                                          Kenneth J. Zuerblis
                                          Corporate Secretary

Bridgewater, New Jersey
October 28, 2003

                                    Exhibit A


                           ENZON PHARMACEUTICALS, INC.

                           2001 Stock Incentive Plan *

Section 1. Purpose

         The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and Non-Employee Directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

         As used in the Plan, the following terms shall have the meanings set forth below:

         1 "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

         2 "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

         3 "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

         4        "Board" shall mean the Board of Directors of the Company.

         5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         6 "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan by the Committee to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         7 "Company" shall mean Enzon Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation.

         8 "Director" shall mean a member of the Board, including Non-Employee Directors.

         9        "Dividend Equivalent" shall mean any right granted under
                  Section 6(E) of the Plan.

         --------------------------
         * As proposed to be amended.

         10 "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director (including any Non-Employee Director) providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

         11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         12 "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on the Nasdaq National Market, the last reported sale price of one Share as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

         13 "Family Members" shall be those persons related to a Participant as determined by the Committee.

         14       "Incentive Stock Option" shall mean an option granted under
                  Section 6A of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

         15 "Non-Employee Director" shall have the meaning ascribed in Rule 16b-3 promulgated under the Exchange Act or any successor provision.

         16 "Non-Qualified Stock Option" shall mean an option granted under Section 6A of the Plan that is not intended to be an Incentive Stock Option.

         17 "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         18 "Other Stock Grant" shall mean any right granted under Section 6F of the Plan.

         19       "Other Stock-Based Award" shall mean any right granted under
                  Section 6G of the Plan.

         20 "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

         21 "Performance Award" shall mean any right granted under Section 6D of the Plan.

         22 "Person" shall mean any individual, corporation, partnership, association or trust.

         23 "Plan" shall mean the Enzon Pharmaceuticals, Inc. 2001 Incentive Stock Plan, as amended from time to time, the provisions of which are set forth herein.

         24 "Plan Year" shall mean a consecutive 12-month period ending on December 31 of each year.

         25 "Reload Option" shall mean any Option granted under Section 6A(5) of the Plan.

         26 "Restricted Stock" shall mean any Shares granted under Section 6C of the Plan.

         27       "Restricted Stock Unit" shall mean any unit granted under
                  Section 6C of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         28 "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

         29 "Share" or "Shares" shall mean shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4C of the Plan.

         30       "Stock Appreciation Right" shall mean any right granted under
                  Section 6B of the Plan.

Section 3. Administration

         A. Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments, or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;
(ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

         B. Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or officers of the Company, or to a committee of Directors or officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

         C. Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards

         A. Shares Available. Subject to adjustment as provided in Section 4C of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 6,000,000; provided that, any Shares with respect to which Awards may be issued, but are not issued, under the Plan in any Plan Year shall be carried forward and shall be available to be covered by Awards issued in any subsequent Plan Year in which Awards may be issued under the Plan. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 6,000,000 shares, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

         B. Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

         C. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

         D. Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

         A. Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  1. Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                  2. Option Term. The term of each Option shall be fixed by the Committee, but, shall in no event exceed 10 years from the date on which such Option is granted.

                  3. Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  4. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock
                           Options:

                           (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.

                           (b) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

                           (c) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

                           (d)      The purchase price per Share for an
                                    Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

                           (e) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

                  5. Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6A(3) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

         B. Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

         C. Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  1. Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  2. Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                  3. Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

                  4. Aggregate Limit. The maximum number of shares of Restricted Stock and Restricted Stock Units that the Committee may grant under the Plan shall not exceed 50% of the total number of shares issuable pursuant to all Awards under the Plan

         D. Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

         E. Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

         F. Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreements, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

         G. Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan and any applicable Award Agreements, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(G) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

         H.       General

                  1. Consideration for Awards. Awards shall be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

                  2. Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution, for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  3. Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                  4. Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant and (b) transfer Awards, except in the case of an Incentive Stock Option, to Family Members pursuant to terms determined by the Committee. Except as otherwise provided in this Plan or in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise provided in this Plan or in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  5. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in the case of an Incentive Stock Option such Option shall not be exercisable after the expiration of 10 years from the date such Option is granted.

                  6. Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments

         A. Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval would violate the rules or regulations of the Nasdaq National Market or any other securities exchange that is applicable to the Company.

         B. Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

         C. Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding

         In order to comply with all applicable national, federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable national, federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the national, federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by
(i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

         A. No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         B. Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

         C. No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

         D. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         E. No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

         F. Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

         G. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

         H. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         I. Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

         J. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         K. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

         The Plan shall be effective on December 4, 2001 subject to approval by the shareholders of the Company on such date.

Section 11. Term of the Plan.

         No Award shall be granted under the Plan ten years after the effective date or any earlier date of discontinuation or termination established pursuant to Section 7A of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Proxy Card




                          ENZON PHARMACEUTICALS, INC.


                Annual Meeting of Stockholders December 2, 2003
          This Proxy Is Solicited on Behalf of the Board of Directors


                  Arthur J. Higgins and Kenneth J. Zuerblis and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the "Company") to be held on December 2, 2003 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

                  UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2 and 3.

(1) Election of the following nominees as Class II Directors to serve in such capacities until their successors are duly elected and qualified:

              Dr. David W. Golde              Robert L. Parkinson, Jr.


   (Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

     / / FOR all nominees                  /  / WITHHOLD authority for all


(2) To approve amendments to the Company's 2001 Incentive Stock Plan to increase the number of shares of Common Stock available for issuance under the 2001 Incentive Stock Plan from 2,000,000 to 6,000,000, and to limit the maximum number of shares of restricted stock and restricted stock units that may be granted under the 2001 Incentive Stock Plan to 50% of the total number of shares available for issuance under the 2001 Incentive Stock Plan.

                           /  / FOR         /  / AGAINST          /  / ABSTAIN

(3) Ratification of the selection of KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2004.

                /  / FOR         /  / AGAINST          /  / ABSTAIN


/ / Please check this box if you expect to attend the Annual Meeting in person.

                                            (Please sign exactly as name appears
                                            to the left, date and return. If
                                            shares are held by joint tenants,
                                            both should sign. When signing as
                                            attorney, executor, administrator,
                                            trustees or guardian, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.)


                                            Date:
                                                  ------------------------------

                                            ------------------------------------
                                                       Sign Here

                                            ------------------------------------
                                                Signature (if held jointly)

                                            ------------------------------------
                                               Capacity (Title or Authority,
                                                  i.e. Executor, Trustee)

                                                PLEASE SIGN, DATE AND MAIL
                                                     YOUR PROXY TODAY.